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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 29, 1999
                                                         ----------------


                               National TechTeam, Inc.
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            (Exact name of registrant as specified in its charter)



        Delaware                   0-16284               38-2774613
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 (State or other jurisdiction    (Commission           (IRS Employer
    of incorporation)             File Number)         Identification No.)



        835 Mason Street, Suite 200              Dearborn, MI           48124
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    (Address of principal executive offices)     (City, State)        (Zip Code)




   Registrant's telephone number, including area code (313) 277-2277
                                                     --------------------------



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         (Former name of former address, if changed since last report.)






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  ITEM 5.       OTHER EVENTS.

  On April 29, 1999, the Company issued the press release attached as Exhibit
  2.1 to this Form 8-K.


  ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

  2.1 Press release dated on April 29, 1999 "NATIONAL TECHTEAM ANNOUNCES REVENUES AND EARNINGS FOR THE FIRST QUARTER 1999"


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         NATIONAL TECHTEAM, INC.

  Dated: April 29, 1999                  By: /s/ M. Anthony Tam
                                            ------------------------------------
                                                 M. Anthony Tam
                                                 Vice President, Chief Financial
                                                 Officer and Treasurer





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                                 EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------

EX-99.2.1           Press Release dated on April 29, 1999 "National Techteam
                    Announces Revenues and Earnings for the First Quarter 1999".